DECEMBER 6, 2023
SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:
HARTFORD SHORT DURATION ETF SUMMARY PROSPECTUS DATED NOVEMBER 28, 2023
HARTFORD EXCHANGE-TRADED FUNDS PROSPECTUS DATED NOVEMBER 28, 2023
IMPORTANT NOTICE REGARDING CHANGE IN NAME, INVESTMENT OBJECTIVE, AND INVESTMENT POLICY
This Supplement contains new and additional information regarding Hartford Short Duration ETF and should be read in connection with your Summary Prospectus and Statutory Prospectus.
Effective on or about February 12, 2024, the name, investment objective, principal investment strategy, portfolio management team, performance benchmark and management fee rate of Hartford Short Duration ETF (the “Fund”) will change. A summary of the changes effective on or about February 12, 2024 is set forth below.
(1) The Fund’s name will change to Hartford AAA CLO ETF.
(2) The Fund’s investment objective will be as follows:
INVESTMENT OBJECTIVE. The Fund seeks to provide capital preservation and current income.
(3) The Fund’s principal investment strategy will be as follows:
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its investment objective by investing primarily in collateralized loan obligations (“CLOs”) that, at the time of purchase, are rated AAA by one or more nationally recognized statistical rating organizations, or if unrated, determined to be of comparable credit quality by the sub-adviser, Wellington Management Company LLP (“Wellington Management”). The Fund will primarily invest in US dollar denominated floating-rate CLOs. Under normal circumstances, the Fund will invest at least 80% of its net assets in AAA rated CLOs. The Fund may also invest up to 20% of its net assets in AA-rated or A-rated CLOs that have a minimum rating of A- at time of purchase.
The Fund may also invest in US Treasury bills, notes, and bonds, including the debt of agencies and instrumentalities of the US Government. The Fund may invest in private placements including those issued pursuant to Rule 144A, Regulation S, and other restricted securities that Wellington Management has determined to be liquid.
(4) The Fund’s principal risks will no longer include “High Yield Investments Risk,” “Derivatives Risk,” “Leverage Risk,” “Futures and Options Risk,” Swaps Risk,” and “Foreign Investments Risk.” The Fund will be subject to the following additional principal risks:
CLO Manager Risk –  CLOs are managed by investment advisers independent of the Investment Manager and the sub-adviser. CLO managers are responsible for selecting, managing and replacing the underlying bank loans within a CLO. CLO managers may have limited operating histories, may be subject to conflicts of interests, including managing the assets of other clients or other investment vehicles, or receiving fees that incentivize maximizing the yield, and indirectly the risk, of a CLO. Adverse developments with respect to a CLO manager, such as personnel and resource constraints, regulatory issues or other developments that may impact the ability and/or performance of the CLO manager, may adversely impact the performance of the CLO securities in which the Fund invests.
Extended Settlement Risk –  Newly issued CLOs purchased in the primary market typically experience delayed or extended settlement periods. In the period following such a purchase and prior to settlement these CLOs may be considered less liquid than similar CLOs available in the secondary market. In such circumstances the Fund bears a risk of loss if the value of the CLO declines before the settlement date or if the Fund is required to sell the CLO prior to settlement. There is also the risk that the security will not be issued or that the counterparty will not meet its obligation, resulting in a loss of the investment opportunity.
Sector Risk –  To the extent the Fund invests more heavily in a particular sector or sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, from the broader market.
(5) The Fund’s principal risk “Collateralized Loan Obligations Risk” is deleted and replaced with the following:
Collateralized Loan Obligations Risk –  Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class. While the Fund invests principally in CLO tranches that are rated AAA, such ratings do not constitute a guarantee of credit quality and may be downgraded. To the extent that the Fund invests in CLO tranches rated below AAA, the risks of investing in CLOs will be greater. To the extent that the Fund invests in unrated CLO tranches, the Fund’s ability to achieve its investment objective will be more dependent on the sub-adviser’s credit analysis than would be the case when the Fund invests in rated CLO tranches.
(6) The Fund’s benchmark will change from the Bloomberg 1-3 Year US Government/Credit Index to the JP Morgan CLOIE AAA Index. The Fund is changing its benchmark because Hartford Funds Management Company, LLC (“HFMC”), the Fund’s investment manager, believes that the new benchmark will better reflect the Fund’s revised investment strategy.
(7) The Fund’s portfolio managers will be Alyssa Irving and Cory D. Perry. Information about the Fund’s new portfolio managers is set forth below:
Alyssa Irving, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2024. Ms. Irving joined Wellington Management an investment professional since 2006.
Cory D. Perry, CFA, Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2024. Mr. Perry joined Wellington Management an investment professional since 2007.
(8) The Fund’s investment management fee rate will be reduced. Effective on or about February 12, 2024, the annual management fee rate set forth in the investment management agreement with respect to the Fund will be 0.24% of the Fund’s average daily net assets.
(9) The following is added as a new section after the “Prior Performance of Related Accounts” section in the Prospectus:
AAA CLO ETF
The following tables present the past performance of a composite of certain accounts managed by Wellington Management (the “CLO Debt Composite”), which serves as sub-adviser to the AAA CLO ETF. The CLO Debt Composite consists of all accounts under discretionary management by Wellington Management that have investment objectives, policies and strategies substantially similar to those of AAA CLO ETF. The performance of the CLO Debt Composite reflects the performance of Wellington Management. The performance of the CLO Debt Composite has been adjusted to reflect the operating costs of the account with the highest operating expenses in the CLO Debt Composite. Historical performance has been prepared in compliance with the Global Investment Performance Standards (GIPS®). The GIPS method for computing historical performance differs from the SEC’s method. Returns reflect all income, gains and losses and reinvestment of any dividends or capital gains without provision for federal or state income tax. Because the gross performance data of the CLO Debt Composite shown in the tables does not reflect the deduction of investment advisory fees paid by certain accounts that make up the CLO Debt Composite and certain other expenses that would be applicable to exchange-traded funds, the net performance data may be more relevant to potential investors in AAA CLO ETF in their analysis of the historical experience of Wellington Management in managing all AAA CLO portfolios, with investment objectives, policies and strategies substantially similar to those of AAA CLO ETF.
Certain accounts that are included in the CLO Debt Composite are not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on AAA CLO ETF by the 1940 Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the CLO Debt Composite may have been less favorable had it been regulated as an investment company under the federal securities laws.
THE HISTORICAL PERFORMANCE OF THE CLO DEBT COMPOSITE IS NOT THAT OF AAA CLO ETF, IS NOT A SUBSTITUTE FOR AAA CLO ETF’S PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF ANY FUND’S FUTURE RESULTS. AAA CLO ETF’s actual performance may differ significantly from the past performance of the CLO Debt Composite. The personnel who managed the accounts that make up the CLO Debt Composite, and who, therefore, generated, or contributed to, the historical performance shown may differ from the personnel managing the AAA CLO ETF.
While the accounts in the CLO Debt Composite experience inflows and outflows of cash from clients, there can be no assurance that the continuous offering of AAA CLO ETF’s shares and AAA CLO ETF’s obligation to redeem its shares will not adversely affect AAA CLO ETF’s performance.

CLO DEBT COMPOSITE PERFORMANCE1
Average annual total returns for the periods ended December 31, 2022
	1 Year	5 Years	Since Inception (July 31, 2016)
CLO Debt Composite (Net)	-0.52%	1.92%	2.34%
CLO Debt Composite (Gross)	-0.22%	2.23%	2.65%
JP Morgan CLOIE AAA Index (reflects no deduction for fees, expenses or taxes)	1.05%	2.25%	2.36%
Total returns for the periods ended December 31
	2016[2]	2017	2018	2019	2020	2021	2022
CLO Debt Composite (Net)	1.18%	4.25%	1.24%	5.24%	2.12%	1.61%	-0.52%
CLO Debt Composite (Gross)	1.31%	4.56%	1.54%	5.56%	2.43%	1.92%	-0.22%
JP Morgan CLOIE AAA Index (reflects no deduction for fees, expenses or taxes)	1.12%	2.78%	1.66%	4.61%	2.54%	1.40%	1.05%
1
This is not the performance of the AAA CLO ETF. As of September 30, 2023, the Composite consisted of 10 accounts with aggregate assets of $1.49 billion.
2
Returns reflect since inception of the Composite, which is July 31, 2016.
Please see “Performance Notes” for a description of the index.
Past performance does not guarantee future results. Performance for the periods subsequent to those periods reflected herein may be lower.
To implement the change in investment strategy, it is expected that the Fund will sell the portfolio securities that it currently holds and purchase securities selected by the sub-adviser in accordance with the revised investment strategy. As with any disposition of portfolio securities, these transactions may result in transaction costs and may cause the Fund to realize capital gains, which may increase capital gain distributions to shareholders. Please consult your financial professional or tax advisor for information regarding the tax consequences, if any, applicable to your investment in the Fund.
This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.
HV-7643ETF
December 2023